December 7, 2007

DREYFUS INSTITUTIONAL PREFERRED
MONEY MARKET FUNDS

Supplement to Prospectus
dated August 1, 2007

     This prospectus is to be used only in connection with the offering of shares of Dreyfus Institutional Preferred Plus Money Market Fund. Shares of Dreyfus Institutional Preferred Money Market Fund are not being offered pursuant to this prospectus, but are offered pursuant to separate prospectuses. To obtain a copy of the relevant prospectus for Dreyfus Institutional Preferred Money Market Fund, please contact a Dreyfus Investments Division Representative.

IPMMS1207